SCHEDULE 14A INFORMATION

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Consumers Bancorp, Inc.

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CONSUMERS BANCORP, INC.

614 East Lincoln Way

P.O. Box 256

Minerva, Ohio 44657

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 28, 2000

To our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Consumers Bancorp, Inc. will be held at the main offices of Consumers National Bank, 614 East Lincoln Way, Minerva, Ohio, on Wednesday, October 18, 2000 at 9:00 a.m., for the following purposes:

1. To vote on a proposal to amend and restate the Articles of Incorporation to require that certain actions be approved by a super-majority of the shareholders;

2. To vote on a proposal to amend and restate the Regulations to increase flexibility and modernize the Regulations;

3. To elect three directors, each to serve for a three-year term expiring in 2003; and

4. For the transaction of any other business that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on August 25, 2000 shall be entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

MARK S. KELLY President Chief Executive Officer

Minerva, Ohio

September 28, 2000

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY BY GIVING A WRITTEN NOTICE OF REVOCATION AND VOTE IN PERSON.

CONSUMERS BANCORP, INC.

614 East Lincoln Way

P.O. Box 256

Minerva, Ohio 44657

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Consumers Bancorp, Inc. for use at the Annual Meeting of Shareholders to be held at the main offices of Consumers Bancorp, 614 East Lincoln Way, Minerva, Ohio, on Wednesday, October 18, 2000 at 9:00 a.m.

This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about September 28, 2000. It is contemplated that solicitation of proxies generally will be by use of the mails. However, solicitation may also be made by telephone or facsimile by officers or employees of Consumers Bancorp or by officers or employees of Consumers National Bank. The cost of such solicitation will be borne by Consumers Bancorp.

Shareholders of record at the close of business on August 25, 2000 are entitled to notice of and to vote at the meeting. As of August 25, 2000, 716,148 shares of Consumers Bancorp's common stock, no par value, were issued and outstanding. Each shareholder will be entitled to one vote for each share of common stock registered in his or her name on the books of Consumers Bancorp on the close of business on August 25, 2000 on all matters that come before the meeting.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are provided, all properly executed proxies will be voted (1) for the amendment and restatement of the Articles of Incorporation; (2) for the amendment and restatement of the Regulations; (3) for the election of the nominees for director listed below; and (4) at the discretion of the holders of the proxies in the transaction of such other business that may properly come before the meeting or any adjournment thereof.

A proxy may be revoked at any time before exercise by written notice to Consumers Bancorp, by submission of a later dated proxy or by voting in person at the meeting. Any written notice revoking a proxy should be sent to Ms. Theresa Gill, Secretary, Consumers Bancorp, Inc., P.O. Box 256, Minerva, Ohio 44657.

AMENDMENT AND RESTATEMENT

OF THE

ARTICLES OF INCORPORATION

The Articles of Incorporation of Consumers Bancorp were originally prepared at the time of incorporation and were approved by the Ohio Secretary of State on May 16, 1994. The Articles were amended on January 24, 1995 to increase the authorized number of shares to one million shares in connection with the conversion of Consumers National Bank into a holding company structure.

The Board of Directors has determined that certain revisions should be made to the Articles in order to modernize them to help maintain the independence of Consumers Bancorp. The Board of Directors recommends amending and restating the Articles of Incorporation in the form attached hereto as Exhibit A.

With respect to the actual amendments to the Articles of Incorporation, the Board of Directors recommends the adoption of (i) an amendment to Article FIFTH to decrease the number of Directors required by the Articles, (ii) amendments to the Articles to include a new Article SIXTH and a new Article NINTH which are designed to make Consumers Bancorp a less attractive target for a take-over that does not have the support of your Board of Directors, and (iii) an amendment to the Articles to include a new Article TENTH to affirmatively continue the pre-emptive rights belonging to the shareholders. These proposed amendments are included in the form of Amended and Restated Articles of Incorporation attached hereto as Exhibit A.

If approved, the first amendment to the Articles of Incorporation will decrease the number of members of the Board of Directors required by the Articles from nine (9) to seven (7). While the shareholders fix the number of Directors through the annual meetings, this amendment will give the Board of Directors more flexibility to function with fewer Directors and without vacancies when faced with a reduction in its members.

If approved, the second amendment will increase to 80% the percentage of outstanding shares required to approve certain business combinations or transactions involving persons beneficially owning at least 10% of the shares of Consumers Bancorp if the business combination or transaction has not been approved by the Board of Directors. The amendment would require the affirmative vote of the holders of at least 80% of the outstanding shares of common stock entitled to vote on the matter, excluding any shares beneficially owned by an acquiring person or entity who beneficially owns at least 10% of the outstanding shares entitled to vote on the matter, in order to approve the consummation of any of the following transactions:

-	A merger or consolidation of Consumers Bancorp with or into any other corporation;
-	Any sale, lease, exchange or other disposition of all or any substantial part of the assets of Consumers Bancorp to or with any other corporation, person or other entity;
-	The issuance or transfer of any securities of Consumers Bancorp by Consumers Bancorp to any other corporation, person or other entity for cash.

Beneficial ownership is defined in the amendment to include shares held directly and indirectly by a person or entity and those shares that such person or entity has the right to acquire pursuant to an agreement or the exercise of a right or option. The super-majority voting requirements would not apply however in the event the transaction is approved by the Board of Directors prior to the time the acquiring person or entity becomes a beneficial owner of 10% of more of the voting stock, or if the transaction is with a corporation a majority of the outstanding shares of which is owned by Consumers Bancorp or by the subsidiaries of Consumers Bancorp. The super-majority voting requirements will also not apply in connection with transactions with shareholders, or their heirs, devisees or assigns, who beneficially own 10% or more of the voting stock of Consumers Bancorp as of the date the Articles of Incorporation are amended.

The current Articles of Incorporation are silent as to special voting requirements and therefore the Ohio Revised Code governs the number of shares that must be voted in favor of any of the above transactions in order to approve the transaction. The Ohio Revised Code requires that at least two-thirds of the shareholders entitled to exercise the voting power of the corporation vote in favor of a merger or consolidation of the corporation into another corporation or the disposition of all or substantially all of the assets of the corporation. The issuance or transfer of the securities of a corporation is a power belonging to the directors of a corporation under Ohio law, except that at least two-thirds of the shareholders must approve any combination or acquisition pursuant to which one-sixth or more of the voting power of the corporation will be transferred as a result of the combination or acquisition.

The proposed amendment will not prevent a tender offer for all or part of Consumers Bancorp's shares of common stock. The amendment is designed to inhibit hostile tenders, particularly for less than all of the shares, by making it more difficult for an outsider to get the approval necessary to accomplish any of the transactions described above. The Board of Directors believes that shareholders not willing to participate in a tender should be afforded protection against persons who have tendered for or received less than all of the shares of Consumers Bancorp. While the amendment may be beneficial to management and to shareholders who would prefer not to participate in a tender offer, the amendment may have an adverse impact on shareholders who do wish to participate in any such offer. The amendment may deter a takeover attempt that has not been approved by the Board of Directors.

In recommending the amendment, the Board of Directors has considered several factors, including:

-	The expense and disruption of management which would be experienced by Consumers Bancorp and Consumers National Bank in resisting a hostile take-over;
-	The possibility that a hostile take-over attempt may not be designed to give all shareholders an opportunity to sell all of their shares;
-	The potential for a conflict of interest and resulting inequities that may be realized by remaining shareholders who, as minority shareholders, would be subject to the control of a majority shareholder who does not share the goals of maintaining the independence of Consumers Bancorp or the independence of Consumers National Bank as a community bank;
-	The cost of appraisal or other legal remedies available to the shareholders who do not tender their shares but who are forced to sell their shares or who dissent from a subsequent business combination; and
-	The potential pressures that may be placed on shareholders to tender their shares in a take-over attempt rather than risk remaining as minority shareholders.

The Board of Directors also considered potential negative factors that include:

-	The possibility that the amendment could result in the denial or reduction to shareholders of potential premiums that may be offered in a tender offer;
-	The ability of management or a minority of the shareholders to prevent transactions which may be desired or beneficial to other shareholders; and
-	The fact that the proposed amendment would make it more difficult to alter the management of Consumers Bancorp.

If approved, the third amendment to the Articles of Incorporation will affirmatively continue the pre-emptive rights belonging to the shareholders. Pre-emptive rights grant shareholders the right, upon the offering or sale for cash of shares of the same class of stock of the corporation by the corporation, to purchase additional shares in proportion to their respective holdings such that a shareholder's percentage ownership of the class of stock is not diminished by the offering or sale of stock by the corporation. A shareholder may only exercise pre-emptive rights for a reasonable period of time and pursuant to reasonable terms fixed by the Board of Directors. Pre-emptive rights do not apply when the shares being offered or sold by the corporation are treasury shares, issued as a dividend or distribution, issued for consideration other than money, issued upon the exercise of options, issued upon the conversion of convertible shares, or when such pre-emptive rights have otherwise been released pursuant to Ohio law. Shareholders of Consumers Bancorp presently have pre-emptive rights. Ohio corporate law has recently been revised to require new corporations that desire pre-emptive rights to expressly provide for pre-emptive rights in the articles of incorporation. Due to this change in Ohio law, the Board of Directors believes it is prudent to affirm the existence of pre-emptive rights through an amendment to the Articles expressly providing for such rights.

At a regularly scheduled meeting held on August 9, 2000, the Board of Directors approved the amendments to the Articles of Incorporation and recommended that these amendments be submitted to the shareholders for approval.

The affirmative vote of the holders two-thirds of the outstanding shares of Consumers Bancorp common stock is necessary for the adoption of the proposed amendments to the Articles of Incorporation.

AMENDMENT AND RESTATEMENT OF THE REGULATIONS

The Regulations of Consumers Bancorp were originally prepared in 1994 at the time the holding company was organized and have not been subsequently amended. The Board of Directors has determined that certain revisions should be made to the Regulations in order to modernize them and to provide greater flexibility in the governance of the corporation. The Board of Directors is seeking to amend and restate the Regulations in the form attached hereto as Exhibit B. The actual amendments being sought include:

(1)	Amending Article I, paragraph (a) to allow the annual meeting of shareholders to be held later than currently provided in order to give the Board of Directors and officers more time in which to prepare for the annual meeting of shareholders following the end of each fiscal year;
(2)	Amending Article I, paragraph (b) to set forth who may call a special meeting of the shareholders under Ohio law;
(3)	Amending Article I, paragraph (c) to clarify when notice of a shareholder meeting must be given to the shareholders;
(4)	Amending Article II, paragraph (a) to reduce the minimum number of members of the Board of Directors from nine (9) to seven (7) which will give the Board greater flexibility and allow the Board to operate in accordance with the Regulations and without a vacancy when the Board is faced with a reduction in members;
(5)	Amending Article II, paragraph (c) to clarify when a shareholder must give notice of the shareholder's intent to nominate a person for election as a Director;
(6)	Amending Article II, paragraph (d) to specify how vacancies in the Board of Directors will be filled in accordance with Ohio law;
(7)	Amending Article V to modernize the language; and
(8)	Amending Article VI to define "officer" in terms of officer positions currently held or provided for in the Regulations of Consumers Bancorp.

The affirmative vote of the holders of a majority of the outstanding shares of Consumers Bancorp common stock is necessary for the adoption of the proposed amendments to the Regulations.

ELECTION OF DIRECTORS

At present, the number of members of the Board of Directors is fixed at ten (10). The Articles of Incorporation of Consumers Bancorp provide that the Board of Directors be divided into three classes as nearly equal in number as possible with the term of office of only one class expiring each year. Consumers Bancorp currently has ten directors, with four directors in Class I, three directors in Class II and three directors in Class III. At each annual meeting of shareholders, directors chosen to succeed those whose terms have expired are elected for a term of office expiring at the third succeeding annual meeting of shareholders after their election.

The terms of office of Thomas M. Kishman, Harry W. Schmuck and Homer R. Unkefer, the three directors in Class III who are currently serving as members of the Board of Directors, will expire at the 2000 Annual Meeting of Shareholders upon the election and qualification of their successors. Mr. Kishman, Mr. Schmuck and Mr. Unkefer have been nominated by the Board of Directors to serve additional three year terms. Under Article II(c) of Consumers Bancorp's Regulations, shareholders desiring to nominate a candidate for election as a director must deliver written notice to the Secretary of Consumers Bancorp not less than 45 days in advance of the corresponding date for the date of the preceding year's annual meeting of shareholders. The notice must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a holder of record of common stock of Consumers Bancorp entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the shareholder and each nominee and any other persons pursuant to which the nomination or nominations are to be made by the shareholder; and (4) the consent of each nominee to serve as a director of Consumers Bancorp if so elected. No additional nominations have been received for the meeting.

Additional information concerning Mr. Kishman, Mr. Schmuck and Mr. Unkefer and the directors and executive officers of Consumers Bancorp is provided below. The Board of Directors and Management recommend that you vote FOR the election of such nominees as Class III directors of Consumers Bancorp.

The three nominees for director of Consumers Bancorp receiving the most votes will be elected as directors. Shares as to which authority to vote is withheld, abstentions and shares not voted by brokers or other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the President, a Vice President or the Secretary of Consumers Bancorp not less that 48 hours before the time fixed for the meeting and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in the election of directors as the number of directors to be elected multiplied by the number of shares held. The votes may be distributed to one nominee or among as many nominees as the shareholder desires.

It is intended that shares of common stock represented by the accompanying proxy will be voted FOR the election of the nominees unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please indicate so on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time it is not known whether there will be cumulative voting for the election of directors at the meeting. If any shareholder properly demands cumulative voting for the election of directors at the meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information as to each person who is a nominee or who currently serves as a director or executive officer of Consumers Bancorp or the Bank.

Name ----------------------	Age --------	Principal Occupation During Past Five Years -----------------------------	Positions Held with Consumers Bancorp or Consumers National Bank ----------------------------------	Served as Director or Officer Since ------------------	Term to Expire ---------

Thomas M. Kishman	51	Owner of Kishman's IGA, Minerva, Ohio	Director	1995	2000
Harry W. Schmuck	85	Retired Attorney	Director	1968	2000
Homer R. Unkefer	85	Corporate President of Homer R. Unkefer, Inc., Minerva, Ohio	Director	1965	2000
James R. Kiko Sr.	56	Russ Kiko Assoc., Inc., Paris, Ohio	Director	1997	2001
John P. Furey	48	Corporate President of Furey's Wheel World, Inc., Malvern, Ohio	Director	1995	2001
J.V. Hanna	76	Vice President of Consumers National Bank and Consumers Bancorp, Inc.	Director Vice President	1965	2001
Walter J. Young	77	Vice President of Consumers National Bank and Consumers Bancorp, Inc.	Director Vice President	1981	2001
Mark S. Kelly	50	President of Consumers National Bank and Consumers Bancorp, Inc.	Director President Chief Executive Officer	1984	2002
Laurie L. McClellan	47	Radiologic - Technologist Chairman of Consumers National Bank and Consumers Bancorp, Inc.	Director Chairman	1987	2002
David W. Johnson	40	Corporate President of Summitville Tile, Salem, Ohio	Director	1997	2002
Theresa M. Gill	49	Administrative Officer of Consumers National Bank	Secretary	1998	N/A

Mr. Kiko is a real estate auctioneer and in the ordinary course of business, Consumers Bancorp and Consumers National Bank have retained the services of Mr. Kiko to liquidate property in the past and may retain Mr. Kiko's services in the future. Management is not aware of any directors or officers who hold positions as directors or officers of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any other publicly registered company.

THE BOARD OF DIRECTORS AND

ITS COMMITTEES

The Board of Directors conducts its business through meetings of the Board and its committees. Consumers Bancorp held six Board of Directors meetings in the fiscal year 2000 and all directors attended at least 75% of these meetings. Each member of the Board of Directors of Consumers Bancorp is also a member of the Board of Directors of Consumers National Bank. Consumers National Bank held 13 Board of Directors meetings and 96 committee meetings during the fiscal year 2000. All directors attended at least 75% of these meetings and meetings of committees of which they were a member.

Directors are compensated for each meeting of the Consumers National Bank Board of Directors which they attend and for each committee meeting attended. Compensation for attendance at a Consumers National Bank Board of Directors meeting is $600 per meeting with committee meeting attendance fees ranging from $50 for special committee meetings to $150 for Executive Committee meetings. Directors were paid a total of $157,200 during the fiscal year ended June 30, 2000.

Consumers National Bank has an Audit Committee, Loan Committee, Asset/Liability Committee, Technology & Services Committee and Executive Committee.

The Audit Committee, which also serves in dual capacity as Audit Committee of Consumers Bancorp, is comprised of the following directors: Thomas M. Kishman, Laurie L. McClellan, Homer R. Unkefer, J.V. Hanna, John P. Furey and Walter J. Young. The function of the Audit Committee is to review all internal and external audit reports and procedures and to make recommendations to management as they see fit. During the fiscal year 2000, the Audit Committee met 3 times.

The Loan Committee is comprised of Mark S. Kelly, Walter J. Young, J.V. Hanna, Homer R. Unkefer, John P. Furey, Laurie L. McClellan and James R. Kiko, Sr. The Loan Committee reviews loan requests, including exceptions and loans exceeding an individual loan officer's authority. The Loan Committee met 52 times during the fiscal year 2000.

The Asset/Liability Committee is comprised of J.V. Hanna, Mark S. Kelly, Laurie L. McClellan, John P. Furey and Thomas M. Kishman. The Asset/Liability Committee reviews Consumers Bancorp's interest rate risk, investment strategy and portfolio. During the fiscal year 2000, the committee met 12 times.

The Technology & Services Committee is comprised of various management and support personnel with the following directors as members: Mark S. Kelly, Laurie L. McClellan, John P. Furey, Thomas M. Kishman and Walter J. Young. The function of the committee is to review products, technical developments, and equipment purchases. During the fiscal year 2000, the committee met 13 times.

The Executive Committee reviews various executive compensation areas and Board organization issues. This committee is comprised of Laurie L. McClellan, Walter Young, J.V. Hanna, Harry Schmuck and John P. Furey. The Executive Committee held 16 meetings during the fiscal year 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of management, the only shareholders (or group as that term is used in Section 13(d)(3)) deemed to be beneficial owners of 5% or more of the common stock of Consumers Bancorp as of June 30, 2000 are as follows:

Name and Address of Beneficial Owner -----------------------------------------------	Amount of Common Stock ------------------------------------------------------	Percent of Class ------------------
The Estate of Romain F. Fry 1012 E. First Street Minerva, Ohio 44657	143,223	20.00%

J.V. Hanna 208 Lindimore Street Minerva, Ohio 44657	48,080	6.71%

Security Ownership of Management

The following table shows the beneficial ownership of the common stock of Consumers Bancorp as of June 30, 2000 for each nominee, director and executive officer of Consumers Bancorp and for all directors, nominees and executive officers as a group.

Name of Beneficial Owner ----------------------------------------------	Amount and Nature of Beneficial Ownership -------------------------------	Percent of Class -------------------
Thomas M. Kishman	3,4671	.48%
Harry W. Schmuck	6,0482	.84%
Homer R. Unkefer	11,0843	1.55%
James R. Kiko Sr.	1,6964	.24%
John P. Furey	6,4465	.90%
J.V. Hanna	48,0806	6.71%
Walter J. Young	24,9797	3.49%
Mark S. Kelly	6,3788	.89%
Laurie L. McClellan	6,7479	.94%
David W. Johnson	4,364.61%
Theresa M. Gill	36.01%

All directors, nominees and executive officers as a group (12 persons)	119,660	16.71

__________________________

1	Includes 1,075 shares owned by Mr. Kishman's wife, 100 shares owned by Mr. Kishman's wife as custodian of their minor child and 292 shares owned jointly with Mr. Kishman's wife.
2	Includes 900 shares owned by Mr. Schmuck as custodian for his grandchildren.
3	Includes 5,542 shares owned by Mr. Unkefer's wife.
4	Includes 250 shares owned jointly with Mr. Kiko's son and 500 shares owned by a limited liability partnership of which Mr. Kiko is a partner.
5	Includes 212 shares owned by Mr. Furey's wife, 800 shares owned jointly by Mr. Furey with his minor children and 900 shares owned directly by Mr. Furey's minor children.
6	Include 36,328 shares held in trust by Mr. Hanna and 11,652 shares held in trust by Mr. Hanna's wife.
7	Includes 23,395 shares held jointly with Mr. Young's wife.
8	Includes 325 shares held in Mr. Kelly's 401(k) plan and 78 shares owned by Mr. Kelly's wife.
9	Includes 6,222 shares held in trust by Mrs. McClellan and 525 shares held in trust by Mrs. McClellan's husband.

EXECUTIVE COMPENSATION

The following table shows the cash compensation and certain other compensation paid or accrued by Consumers Bancorp or the Bank for the fiscal years ended June 30, 1998, 1999 and 2000 to Mark S. Kelly, President and Chief Executive Officer of Consumers Bancorp and Consumers National Bank. No other executive officer of Consumers Bancorp or Consumers National Bank received compensation for services to Consumers Bancorp or Consumers National Bank during the last three fiscal years in excess of $100,000.

Summary Compensation Table

Long-Term Compensation ----------------------------------------------------------------
		Annual Compensation -----------------------------------			Awards -----------		Payouts ---------
Name and Principal Position --------------	Year ------	Salary($) -----------	Bonus($) -----------	Other Annual Comp. ($) ---------	Restricted Stock Award(s) ------------	Securities Underlying Options/ SAR(s)($) -------------	LTIP Payouts ($) ---------	All Other Compensation($)2 -----------------
Mark S. Kelly President and Chief Executive Officer	2000 1999 1998	165,0651 161,2321 155,2951	29,580 13,025 2,447	11,300 12,400 12,000	--- --- ---	--- --- ---	--- --- ---	7,713 6,448 4,302

______________________________

1	Total salary includes Mr. Kelly 's car allowance which was $614 in 2000, $642 in 1999 and $795 in 1998.
2	Represents amounts contributed to Mr. Kelly in connection with the Consumers National Bank 401(k) Savings and Retirement Plan & Trust.

Under the Consumers National Bank 401(k) Savings and Retirement Plan & Trust as in effect during 2000, the Bank's Board of Directors has the discretion and authority to determine the amount to be contributed to the 401(k) Plan. The 401(k) Plan is administered by Consumers National Bank. Each participant in the 401(k) Plan has credited to his benefit account a maximum of 4.0% of his annual salary, provided he has voluntarily contributed a like amount. The 401(k) Plan states that each participant shall be fully vested in the 401(k) Plan immediately upon contribution. Benefits under the 401(k) Plan cannot be estimated for the participants, because the benefits are based upon future earnings of the Bank and future compensation of the participants. Part of the funds in the 401(k) Plan are vested in the participants therein in accordance with the 401(k) Plan. An eligible participant is one who has completed one year of service, works 1,000 hours per year, and has attained the age of 21. At the time of retirement, death, disability or other termination of employment, a participant is eligible to receive a distribution of all vested amounts credited to his or her account in either a single lump sum payment or a series of substantially equal installment payments over a period not longer than the joint life expectancy of the participant and beneficiary. The aggregate total of participant contributions and matching contributions of the Bank on behalf of the officers and directors as defined above for the fiscal year 2000 was $68,963. The trustees of the 401(k) Plan are Mark S. Kelly and Laurie L. McClellan.

In September, 1995, the Board of Directors of Consumers National Bank adopted a Salary Continuation Plan to encourage bank executives to remain employees of the bank. The Salary Continuation Plan provides additional retirement and spousal survivorship benefits for those executives who have attained age 40 and have at least five years of service. The Salary Continuation Plan provides a participant or a surviving spouse upon retirement or death with fifteen years of income payments equal to 70% of the employee's base pay at the time of termination. The amount of base pay is limited to the lesser of the preceding year's annual base salary prior to termination or the annual base salary at the inception of the agreement with the employee plus 3.5% annual inflation. Benefits under the Salary Continuation Plan are reduced for primary social security benefits, other bank benefit programs, and the maximum annuitized benefits from Bank contributions made under the 401(k) Plan, which assumes that the executive had been contributing an amount sufficient to maximize the bank's matching provisions of the 401(k) Plan. Vesting in the Salary Continuation Plan commences at age 50 and is prorated until age 65. However, vesting is 100% upon the death of the executive, assuming that they were insurable. Otherwise, benefits cease at death. The benefit amount is determined using an 8.5% discount factor, compounded monthly. For the year ended June 30, 2000, approximately $62,000 has been charged to expense in connection with the Salary Continuation Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to Consumers Bancorp, Inc. during the fiscal year ended June 30, 2000, the following reports required under Section 16(a) of the Securities Exchange Act of 1934, as amended, were not filed on a timely basis: a Form 4 for James R. Kiko, Sr. (with respect to the acquisition of common shares) and a Form 4 for David W. Johnson (with respect to the acquisition of common shares).

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Directors and officers of Consumers Bancorp and Consumers National Bank and their associates are customers of Consumers National Bank in the ordinary course of business. Continued transactions with these persons may be expected to take place in the future. In the ordinary course of business, loans are made to officers and directors on substantially the same terms as those prevailing at the same time for comparable transactions with unrelated third parties. Such loans do not, and will not, involve more than the normal risk of collectability or present other unfavorable features.

LEGAL MATTERS

There are no pending legal proceedings. Consumers National Bank is engaged in litigation involving the collection of past due accounts in the ordinary course of business. There is not presently any litigation pending in which Consumers Bancorp and/or Consumers National Bank is a defendant. The Board of Directors has engaged the law firm of Dinsmore & Shohl LLP to serve as Consumers Bancorp's legal counsel.

INDEPENDENT PUBLIC ACCOUNTANTS

Based on the recommendation of the Audit Committee, the Board of Directors engaged the accounting firm of Crowe, Chizek and Company LLP to serve as independent certified public accountants for Consumers Bancorp for the fiscal year ended June 30, 2000. Crowe Chizek & Company LLP has served as independent public accountants for Consumers Bancorp since 1999. One or more representatives of Crowe Chizek & Company LLP are expected to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by Consumers Bancorp by May 30, 2001 for inclusion in Consumers Bancorp's proxy materials relating to the 2001 Annual Meeting of Shareholders.

ANNUAL REPORT

A copy of Consumers Bancorp's Annual Report to Shareholders for the fiscal year ended June 30, 2000 is being mailed to each shareholder with this Proxy Statement. Upon written request of any shareholder of record of Consumers Bancorp, Consumers Bancorp will provide, without charge, a copy of its Annual Report on Form 10-K, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, for the period ended June 30, 2000. All requests must be in writing and directed to Ms. Theresa Gill, Secretary, Consumers Bancorp, P.O. Box 256, Minerva, Ohio 44657.

OTHER BUSINESS

The Board of Directors is not aware of any business to be addressed at the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the common shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting the proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Laurie L. McClellan, Chairman	Mark S. Kelly, President

EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CONSUMERS BANCORP, INC.

The undersigned, desiring to form a corporation for profit; under the General Corporation Law of Ohio, does hereby certify:

FIRST: The name of this Corporation shall be Consumers Bancorp, Inc.

SECOND: The place in Ohio where its principal office is to be located is Minerva, Stark County, Ohio.

THIRD: The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98 of the Ohio Revised Code.

FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is One Million (1,000,000) shares, all of which shall be designated Common Stock and shall be without par value.

FIFTH: The number of Directors of the Corporation shall be fixed from time to time by its Code of Regulations and may be increased or decreased as therein provided, but the number thereof shall in no event be less than seven (7). The Board of Directors shall be divided into three (3) classes, as nearly equal in number as the then total number of Directors constituting the whole Board permits, it not being required that each class have the same number of members if such is mathematically impossible, with the term of office of one class expiring each year. At the Organization Meeting of Shareholders, Directors of the first class shall be elected to hold office for a term expiring at the next succeeding Annual Meeting, Directors of the second class shall be elected to hold office for a term expiring at the second succeeding Annual Meeting and Directors of the third class shall be elected to hold office for a term expiring at the third succeeding Annual Meeting. Thereafter, at each Annual Meeting of shareholders the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding Annual Meeting after such election. In the event of any increase in the number of Directors of the Corporation, the additional Directors shall be so classified that all classes of Directors shall be increased equally as nearly as may be possible. In the event of any decrease in the number of Directors of the Corporation, all classes of Directors shall be decrease equally as nearly as possible and, if necessary to comply with Ohio law concerning the minimum number of Directors permitted to constitute a class of Directors, the number of classes of Directors shall be decreased.

SIXTH: (A) Except as otherwise provided in Clause (B) of this Article SIXTH:

(i) any merger or consolidation of the Corporation with or into any other corporation;

(ii) any sale, lease, exchange or other disposition of all or any substantial part of the assets of the Corporation to or with any other corporation, person or other entity;

(iii) the issuance or transfer of any securities of the Corporation by the Corporation to any other corporation, person or other entity for cash;

shall require the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of capital stock of the Corporation which are not beneficially owned by such other corporation, person or other entity if, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, considered for the purposes of this Article SIXTH as one class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange.

(B) The provisions of this Article SIXTH shall not apply to any transaction described in clauses (i), (ii) or (iii) of Clause (A) of this Article SIXTH, (i) with another corporation if a majority, by vote, of the outstanding shares of all classes of capital stock of such other corporation entitled to vote generally in the election of Directors, considered for this purpose as one class, is owned of record or beneficially by the Corporation and/or its subsidiaries; (ii) with another corporation, person or other entity if the Board of Directors of the Corporation shall by resolution have approved a memorandum of understanding with such other corporation, person or other entity with respect to and substantially consistent with such transaction prior to the time such other corporation, person or other entity became the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors; (iii) approved by resolution adopted by the affirmative vote of at least a majority of the members of the whole Board of Directors of the Corporation at any time prior to the consummation thereof; (iv) with another corporation, person or other entity if, as of the date of the amendment of these Articles of Incorporation to include this Article SIXTH, such corporation, person or entity owned 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of Directors; or (v) with another corporation, person or entity if such corporation, person or entity is an heir, devisee or assign of a shareholder described in (iv) above that, as a result of such inheritance, devise or assignment from a shareholder described in (iv) above, owns 10% or more of the capital stock of the Corporation entitled to vote in the election of the Directors.

(C) For the purposes of this Article SIXTH, a corporation, person or other entity shall be deemed to be the beneficial owner of any shares of capital stock of the corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or other entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Corporation, or which is its "affiliate" or "associate" as those terms were defined in Rule 12b-2 of the general rules and regulations under the Securities Exchange Act of 1934. For the purposes of this Article SIXTH, the outstanding shares of any class of capital stock of the Corporation shall include shares deemed owned through the application of clauses (i) and (ii) of this Clause (C) but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

(D) The Board of Directors of the Corporation shall have the power and duty to determine for the purposes of this Article SIXTH, on the basis of information then known to it, whether (i) any other corporation, person or other entity beneficially owns, directly or indirectly, 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, or is an "affiliate" or an "associate" (as defined above) of another, (ii) any proposed sale, lease, exchange or other disposition of part of the assets of the Corporation involves a substantial part of the assets of the Corporation, and (iii) the memorandum of understanding referred to above is substantially consistent with the transaction to which it relates. Any such determination by the Board shall be conclusive and binding for all purposes of this Article SIXTH.

SEVENTH: The Board of Directors of the Corporation, when evaluating any offer of another party to (i) purchase or exchange any securities of property for any outstanding equity securities of the Corporation, (ii) merge or consolidate the Corporation with another corporation, or (iii) purchase or otherwise acquire all of substantially of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholder, give due consideration not only to the price or other consideration being offered but also to all other relevant factors, including without limitation the financial and managerial resources and future prospects and its subsidiaries and other depositors, employees, and other constituents of the Corporation and its subsidiaries; and the possible effects on the communities and the public interest which the Corporation and its subsidiaries serve. In evaluation any such offer, the Board of Directors shall be deemed to be performing their duly authorized duties and acting in good faith and in the best interests of the Corporation within the meaning of Section 1701.13 of the Ohio Revised Code as it may be amended from time to time, and the Corporations's Code of Regulations.

EIGHTH: When authorized by the affirmative vote of a majority of the Board of Directors, without the action of approval of the shareholders of this Corporation, this Corporation may redeem, purchase, or contract to purchase at any time and from time to time, shares of any class issued by this Corporation for such prices and upon and subject to such terms and conditions as the Board of Directors may determine.

NINTH: The statutes of Ohio require that action on certain specified matters at a shareholders' meeting shall be taken by the affirmative vote of the holders of more than a majority of shares entitled to vote thereon, unless other provision is made in the Articles of Incorporation. On all these specified matters, action may be taken by the affirmative vote of a two-thirds majority of shares entitled to vote thereon or, if the vote is required to be by classes, by the affirmative vote of a two-thirds majority of each class of shares entitled to vote thereon as a class, except that any amendment, alteration, addition to or repeal of Article SIXTH or this Article NINTH and of any of the matters specified above in Article SIXTH as requiring a vote other than the affirmative vote of the holders of a two-thirds majority of the shares entitled to vote thereon, may only be taken by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of capital stock of the Corporation entitled to vote thereon, considered for the purposes of this Article as one class.

TENTH: The holder of any share or shares of any class issued by the Corporation shall, upon the offering or sale for cash of shares of the same class by the Corporation, have the right to purchase, during a reasonable time and pursuant to reasonable terms fixed by the Board of Directors, shares in proportion to that shareholder's respective holdings of shares of such class, unless the shares offered or sold by the Corporation are in any of categories precluded from such pre-emptive rights pursuant to Section 1701.15 of the Ohio Revised Code.

EXHIBIT B

REGULATIONS

OF

CONSUMERS BANCORP, INC.

ARTICLE I

SHAREHOLDERS

(a) Annual Meeting. The annual meeting of the shareholders shall be held at the principal office of the Corporation, or at such other place either within or without the State of Ohio as may be specified in the notice required under paragraph (c) of this Article not earlier than the third Wednesday of October nor later than the third Wednesday of November of each year as shall be fixed by the Board of Directors, or at such other time and on such business day as the Board of Directors may determine, at which time there shall be elected Directors to serve until the end of the term to which they are elected and until their successors are elected and qualified. Any other business may be transacted at the annual meeting without specific notice of such business being given, except such business as may require specific notice by law.

(b) Special Meetings. Special meetings of the shareholders may be called and held by the Chairman of the Board, the President, a Vice-President authorized to exercise the authority of the President in the event of the President's death, disability or absence, the Board of Directors by action at a meeting or a majority of the Directors acting without a meeting, or persons who hold 25% or more of all shares outstanding and entitled to vote at the special meeting.

(c) Notice. Notice of each annual or special meeting of the shareholders shall be given in writing either by the Chairman, President, any Vice President, the Secretary or any Assistant Secretary, not less than ten (10) days nor more than sixty (60) days before the meeting. Any shareholder may, at any time, waive any notice required to be given under these Regulations.

(d) Quorum. The shareholders present in person or by proxy at any meeting shall constitute a quorum unless a larger proportion is required to take the action stated in the notice of the meeting, in which case, to constitute a quorum, there shall be present in person or by proxy the holders of record of shares entitling them to exercise the voting power required by the Articles of Incorporation of the Corporation or applicable law to take the action stated.

(e) Order of Business. At all shareholders' meetings the order of business shall be as follows unless changed by a majority vote:

1.	Reading of minutes of previous meeting and acting thereon;
2.	Reports of Directors or Committees;
3.	Reports of Officers;
4.	Unfinished business;
5.	Election of Directors;
6.	New or miscellaneous business; and
7.	Adjournment.

(f) Organization. The Chairman of the Board shall preside at all meetings of the shareholders, but in his absence the shareholders shall elect another officer or a shareholder to so preside. The Secretary of the Corporation shall act as Secretary of all meetings of the shareholders, but in the absence of the Secretary at any meeting of the shareholders, the presiding officer may appoint any person to act as Secretary of the meeting.

ARTICLE II

DIRECTORS

(a) Number. The Board of Directors shall be composed of not less than seven (7) nor more than fifteen (15) persons, as shall be fixed by the shareholders in accordance with applicable law, who shall be elected in accordance with the provisions of the Articles of Incorporation by action of the shareholders. Any Director's office created by the Directors by reason of an increase in their number may be filled by action of a majority of the Directors then in office.

The number of Directors fixed in accordance with the immediately preceding paragraph may also be increased or decreased by the Directors at a meeting or by action in writing without a meeting, and the number of Directors as so changed shall be the number of Directors until further changed in accordance with this Section; provided, that no such decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director; and provided, further that the number of Directors shall not be increased by the Directors to more than three Directors beyond the number of Directors as fixed at the most recently held meeting of shareholders called for the purpose of electing Directors.

(b) Qualifications. Each member of the Board of Directors shall have such qualifications as shall be required by Ohio law.

(c) Nominations. Nominations for the election of Directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any shareholder entitled to vote in the election of directors generally. However, any shareholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (1) with respect to an election to be held at an annual meeting of shareholders, 45 days in advance of the corresponding date for the date of the preceding year's annual meeting of shareholders, and (2) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitle to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (d) the consent of each nominee to serve as a Director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

(d) Vacancies. Vacancies in the Board of Directors may be filled for the remainder of any unexpired term by a majority of the remaining Directors.

(e) Time of Meeting. The Board of Directors shall meet at the principal office of the Corporation, at least annually, but more often if desired, and the Directors shall have the authority to determine the time and place of their meetings by the adoption of By-Laws or by resolution.

(f) Call and Notice. Meetings of the Board of Directors, other than the annual meeting, may be called at any time by the Chairman and shall be called by the Chairman upon the request of two members of the Board. Such meetings may be held at any place within or without the State of Ohio. Notice of the annual meeting need not be given and each director shall take notice thereof, but this provision shall not be held to prevent the giving of notice in such manner as the Board may determine. The Board shall decide what notice shall be given and the length of time prior to the meetings that such notice shall be given of all other meetings. Any meeting at which all of the directors are present shall be a valid meeting whether notice thereof was given or not and any business may be transacted at such meeting.

(g) Presence Through Communications Equipment. Meetings of the Board of Directors, and meetings of any Committee thereof, may be held through any communications equipment if all persons participating can hear each other and participation in a meeting pursuant to this subparagraph (g) shall constitute presence at such a meeting.

(h) By-Laws. The Board of Directors may adopt By-Laws for their own government and that of the Corporation provided such By-Laws are not inconsistent with the Articles of Incorporation or these Regulations.

ARTICLE III

COMMITTEES

The Board of Directors may, by resolution, designate not less than three (3) of its members to serve on an Executive Committee or such other committee or committees as the Board may from time to time constitute. The Board of Directors may delegate to any such Executive Committee any of the authority of the Directors, however conferred, other than that of filling vacancies among the Directors or in any committee of the Directors. The specific duties and authority of any such committee or committees shall be stated in the resolution constituting the same.

ARTICLE IV

OFFICERS

(a) Number. The officers of the Corporation shall be a Chairman, a President, a Secretary and a Treasurer. Any two or more of the offices may be held by the same persons, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledge or verified by two or more officers.

(b) Other Officers. The Board of Directors is authorized in its discretion to establish the offices of Vice President or Assistant Vice President, and shall have the further power to provide for such other officers, assistant officers and agents as it shall deem necessary from time to time and may dispense with any of said offices and agencies at any time.

(c) Election, Term and Removal. At the first meeting of the Board of Directors held after the annual meeting of shareholders, the Board shall select one of its members by a majority vote to be Chairman and shall select one of its members by a majority vote to be President of the Corporation. It shall also select all other officers of the Corporation by a majority vote, but none of such other officers shall be required to be members of the Board, except the Chairman of the Board and President. All officers of the Corporation shall hold office for one year until their successors are elected and qualified.

(d) Vacancies and Absence. If any office shall become vacant by reason of the death, resignation, disqualification of or removal of the incumbent thereof, or other cause, the Board of Directors may elect a successor to hold office for the unexpired term in respect to which such vacancy occurred or was created. In case of the absence of any officer of the Corporation or for any reason that the Board of Directors may determine as sufficient, the Board may delegate the powers and duties of such officer to any other officer or to any Director, except where otherwise provided by these Regulations or by statute, for the time being.

ARTICLE V

DUTIES OF OFFICERS

(a) Chairman of the Board. The Chairman of the Board of Directors shall preside at all meetings of the Board, appoint all special or other Committees unless otherwise ordered by the Board, confer with and advise all other officers of the Corporation, and perform such other duties as may be delegated to the Chairman of the Board from time to time by the Board.

(b) President. The President shall be the Chief Executive Officer of the Corporation and shall have general control and management of all its business and affairs. The President shall make such recommendations to the Board of Directors, or any committees thereof, as the President thinks proper, and the President shall bring before said Board such information as may be required concerning the business and property of the Corporation. The President shall perform generally all the duties incident to the office of president as required or authorized by law and such as are usually vested in the president of a similar corporation.

(c) Vice Presidents. The Vice Presidents, including Assistant Vice Presidents, shall perform such duties as may be delegated to them by the Board of Directors, or assigned to them from time to time by the Board of Directors or the President.

(d) Secretary. The Secretary shall keep a record of all proceedings of the Board of Directors and of all meetings of shareholders, and shall perform such other duties as may be assigned to the Secretary by the Board of Directors or the President.

(e) Treasurer. The Treasurer shall have charge of the funds and accounts of the Corporation. The Treasurer shall keep proper books of account showing all receipts, expenditures and disbursements of the Corporation, with vouchers in support thereof. The Treasurer shall also from time to time, as required, make reports and statements to the Directors as to the financial condition of the Corporations, and submit detailed statements of receipts and disbursements. The Treasurer shall perform such other duties as shall be assigned to the Treasurer from time to time by the Board of Directors or the President.

(f) Other Officers. All other officers shall perform such duties as may be delegated to them by the Board of Directors, or assigned to them from time to time by the Board of Directors or the President.

(g) Subsidiaries. The President, or in the President's absence, another officer authorized by the Board of Directors, shall in addition to his other powers and authority, have the authority to execute any action by unanimous written consent in lieu of a meeting of the shareholder of any wholly-owned subsidiary of the Corporation, or to waive the receipt of notice (including publication of such notice) of any such shareholder meeting of any wholly-owned subsidiary of the Corporation, subject, however, to any instructions of the Board of Directors.

ARTICLE VI

INDEMNIFICATION

The Corporation shall indemnify each director and each officer of the Corporation, and each person employed by the Corporation who serves at the written request of the Chairman or President of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust or other enterprise, to the full extent permitted by Ohio law. The term "officer" as used in this Article VI shall include the Chairman of the Board, the President, each Vice President, Assistant Vice President, the Treasurer, the Secretary and any other person who is specifically designated as an "officer" within the operation of this Article VI by action of the Board of Directors. The Corporation may indemnify assistant officers, employees and others by action of the Board of Directors to the extent permitted by Ohio law.

ARTICLE VII

STOCK

(a) Certificates of Stock. Each shareholder of this Corporation whose stock has been fully paid for shall be entitled to a certificate or certificates showing the number of shares registered in his or her name on the books of the Corporation. Each certificate shall be signed by the Chairman of the Board or the President or Vice President and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. A full record of each certificate, as issued, shall be entered on the stub thereof.

(b) Transfers of Stock. Shares shall be transferable on the books of the Corporation by the holders thereof in person or by a duly authorized attorney upon surrender of the Certificates therefor with duly executed assignment endorsed thereon or attached thereto. Evidence of authority to endorse any certificate and to request its transfer shall be produced to the Corporation. In case of transfer by executors, administrators, guardians or other legal representative or fiduciaries, appropriate legal evidence of their authority to act shall be produced and may be required to be filed with the Corporation. No transfer shall be made until the stock certificate in question and such evidence of authority are delivered to the Corporation.

(c) Transfer Agents and Registrars. The Board of Directors may appoint an agent or agents to keep the records of the shares of the Corporation, or to transfer or to register shares, or both, in Ohio or any other state and shall define the duties and liabilities of any such agent or agents.

(d) Lost, Destroyed or Mutilated Certificates. If any certificate of stock in this Corporation becomes worn, defaced or mutilated, the Directors, upon production and surrender thereof, may order the same cancelled, and may issue a new certificate in lieu of the same. If any certificate of stock be lost or destroyed, a new certificate may be issued upon such terms and under such regulations as may be adopted by the Board of Directors.

ARTICLE VIII

AMENDMENTS

These Regulations, or any of them, may be altered, amended, added to or repealed as provided by law and the Articles of Incorporation of the Corporation.

CONSUMERS BANCORP, INC.

614 East Lincoln Way

P.O. Box 256

Minerva, Ohio 44657

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

October 18, 2000

This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of Consumers Bancorp, Inc., 614 East Lincoln Way, Minerva, Ohio, hereby appoints Theresa Gill, Dave Ingley and Paula Meiler or any one of them (each with full power to act alone), as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of common stock of Consumers Bancorp that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on October 18, 2000 at 9:00 a.m. or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the meeting:

Proposal 1:	Amendment and Restatement Articles of Incorporation.
Resolved, that the Articles of Incorporation be amended and restated in the form attached as Exhibit A.
	_____ For	_____ Against	_____ Abstain
Proposal 2:	Amendment and Restatement of the Code of Regulations.
Resolved, that the Regulations be amended and restated in the form attached as Exhibit B.
	_____ For	_____ Against	_____ Abstain
Proposal 3:	Election of Directors.
To elect the following nominees to the Board of Directors for three year terms expiring in 2003:
Thomas M. Kishman Harry W. Schmuck Homer R. Unkefer

	____ ____ ____	FOR the election of all nominees FOR, EXCEPT WITHHOLD AUTHORITY to vote for the following nominees: WITHHOLD AUTHORITY for all nominees

Other Business:

In their discretion, to act upon such other business that may properly come before the meeting.

The Board of Directors recommends a vote FOR the election of the named nominees. Please mark an "X" in one of the spaces provided under each proposal.

The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the meeting. The Proxy may be revoked by delivering a signed revocation to Consumers Bancorp at any time prior to the meeting, by submitting a later-dated Proxy, or by attending the meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the meeting.

Dated: ____________________, 2000

__________________________________ Signature(s) of Shareholder

__________________________________ Signature(s) of Shareholder

Please sign this Proxy as your name appears on your stock certificate(s). ALL JOINT OWNERS MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Please complete, sign, date and mail this Proxy promptly in the enclosed envelope.